     CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 22, 2005, relating to the financial statements and financial highlights which appear in the December 31, 2004 Annual Reports to Shareholders of Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, Titan 500 Fund, Velocity 100 Fund, Medius Fund, Inverse Mid-Cap Fund, Mekros Fund, Inverse Small-Cap Fund, U.S. Government Bond Fund, Juno Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Long Dynamic Dow 30 Fund, Inverse Dynamic Dow 30 Fund, Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, Large-Cap Growth Fund, Sector Rotation Fund, U.S. Government Money Market Fund, Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Heath Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, Utilities Fund, (forty-two funds included in the Rydex Variable Trust, hereafter referred to as the "Funds"), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Independent Registered Public Accounting Firm and Custodian" and "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2005

     CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 22, 2005, relating to the financial statements and financial highlights which appear in the December 31, 2004 Annual Reports to Shareholders of Amerigo Fund and Clermont Fund, (two funds included in the Rydex Variable Trust, hereafter referred to as the "Funds"), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Independent Registered Public Accounting Firm and Custodian" and "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2005